UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  11/13/2007

Aurelio Resource Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  -

Nevada	33-1086828
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5555 S. Prince St.
Suite 200
Littleton, CO 80120
(Address of principal executive offices, including zip code)

303-795-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

Company announces recent infill drilling results in the MAN area of the Hill-Copper-Zinc project in Arizona.

Item 9.01.    Financial Statements and Exhibits

News Release #07-22 dated November 8, 2007

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aurelio Resource Corporation

Date: November 13, 2007	By:	/s/ Allan J. Marter
Allan J. Marter
Chief Financial Officer

Exhibit Index

Exhibit No.	Description
EX-99.01	News Release #07-22